Exhibit 10.5

IDEANOMICS, INC.

AMENDMENT TO TERMS OF

CONVERTIBLE PROMISSORY NOTE &

ADVANCE PAYMENTS

This AMENDMENT TO CONVERTIBLE PROMISSORY NOTE & ADVANCE PAYMENTS (the “Amendment”), effective as of June 5, 2020 (the “Effective Date”), is by and among IDEANOMICS, INC., a Nevada corporation (the “Company”), SUN SEVEN STARS INVESTMENT GROUP LIMITED (“SSS”) and BRUNO WU (“Wu”, together with SSS, the “Payees”).

WHEREAS, the Company and the Payees are parties to (i) a promissory note in the amount of $1,502,300, inclusive of outstanding interest, held by Sun Seven Stars Investment Group Limited, an affiliate of Mr. Bruno Wu, (the “Wu Note”); and (ii) advances to the Company in the amount of $1,585,900 made by affiliates of Mr. Bruno Wu, (the “Wu A/P”);  and

WHEREAS, the Company and the Payees desire to amend the Note and Advances as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Effective as of the Effective Date, the principal amount and all accrued and unpaid interest of the Wu Note and the Wu A/P may be converted into shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at a per share conversion price equal to $0.59 contingent upon the immediate conversion of the Wu Note and the Wu A/P.

2.    Except as expressly amended by this Amendment, the terms and conditions of the Note are hereby confirmed and shall remain in full force and effect without impairment or modification.

3.    This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

4.    This Amendment may be executed electronically via email or facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

IDEANOMICS, INC.

By:	/s/ Alf Poor
	Name:	Alf Poor
	Title:	Chief Executive Officer

BRUNO WU

/s/ Bruno Wu

SUN SEVEN STARS INVESTMENT GROUP LIMITED

	By:	/s/ Bruno Wu
	Name:	Bruno Wu
	Title:	Chairman